Exhibit 10(s)



        OTR Express, Inc.                                  Rick Curtiss
Name                                                        Prepared by

        P.O. Box 2819
Address

        Olathe, Ks.  66063
City State Zip

Reference is made to that certain "Commercial Loan and Security Agreement"
dated   (Various dates See Schedule A) by and between OTR Express, Inc. (the
"Borrower") and Navistar Financial Corporation (the "Lender") (the foregoing document referred to hereafter as the "Contract").

Lender hereby agrees to extend the due dates of the following Contract payments of the Borrower subject to the terms and conditions set forth below:

                             See Schedule A

1) In consideration of Lender's extension of the above described payments, Borrower agrees to pay the Lender, upon the execution of this Agreement an extension charge of $105,043.97 calculated at a rate of interest equal to contract rate % per annum and administration fee of $0.00 .

2) Except as modified by this agreement, all other terms, provisions, conditions, and representations contained in the Contract are hereby reaffirmed and shall remain in force and effect.

3) This agreement shall not be effective until a copy thereof is dated and signed by the Borrower and delivered to Lender in Illinois together with payment of $105,043.97. Said payment will be applied to Lender to the contract as follows.

      Extension Interest      $105,043.97

Borrower represents that the equipment in the Contract was purchased by Borrower for Business and commercial purposes.

Except as prohibited by law, the construction and validity of this agreement shall be controlled by the law of Illinois, where this Agreement is entered into, and applicable federal law. This Agreement is entered into in Illinois and all credit and all modifications and extensions thereto will be extended from Illinois. The validity and enforcement of the security interest granted in the Contract shall continue to be controlled by the law of the jurisdiction where the goods are kept and used.

The undersigned Borrower hereby acknowledges that the terms and conditions of this agreement are accepted this 27th day of February, 2001

Navistar Financial Corporation         OTR Express, Inc.

/s/ Rick Curtiss                       /s/ William P. Ward
Operations Manager                         Preasident